EXHIBIT 23.2



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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Securities and Exchange Commission
Washington, D.C.


We consent to the use in this Registration Statement of Worldwide Strategies Incorporated on Form SB-2, Amendment 6, of our report dated April 7, 2006, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ CORDOVANO AND HONECK LLP

Cordovano and Honeck LLP
Englewood, Colorado
April 24, 2006